Exhibit 8
                          (Exhibit 24)

                       POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of June, 1995.


                             /s/ ROBERT B. GARBER
                             ___________________________

                         Page 12 of 25



                       POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of June, 1995.


                             /s/ ARTHUR J. BENNERT, JR.
                             ___________________________

                         Page 13 of 25


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of June, 1995.


                             /s/ CHARLES H. ERHART, JR.
                             ___________________________

                         Page 14 of 25


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of June, 1995.


                             /S/ NEAL GILLIATT
                             ___________________________

                         Page 15 of 25


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of June, 1995.


                             /s/ WILL J. HOEKMAN
                             ___________________________

                         Page 16 of 25


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of June, 1995.


                             /S/ THOMAS C. HUTTON
                             ___________________________

                         Page 17 of 25

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of June, 1995.


                             /s/ W. DWIGHT JACKSON
                             ___________________________

                         Page 18 of 25
                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of June, 1995.


                             /S/ CHARLES O. LANE
                             ___________________________

                         Page 19 of 25
                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 20th day of June, 1995.


                             /s/ SANDRA E. LANEY
                             ___________________________

                         Page 20 of 25
                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of June, 1995.


                             /S/ KEVIN J. MCNAMARA
                             ___________________________

                         Page 21 of 25
                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of June, 1995.


                             /s/ TIMOTHY S. O'TOOLE
                             ___________________________

                         Page 22 of 25
                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of June, 1995.


                             /S/ D. WALTER ROBBINS, JR.
                             ___________________________

                         Page 23 of 25
                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of June, 1995.


                             /s/ JEROME E. SCHNEE
                             ___________________________

                         Page 24 of 25

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul C. Voet, Gary H. Sander and Naomi
C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1995 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22th day of June, 1995.


                             /S/ KENNETH F. VUYLSTEKE
                             ___________________________

                         Page 25 of 25